1Q09 Earnings Conference Call May 7, 2009 Exhibit 99.2

Summary
1Q09 Results
Income before special items* of $59MM ($0.50/share)
Profitable Refining & Supply results despite challenging
market environment
Retail Marketing and Chemicals earnings limited by lower
demand and rising feedstock costs
Record Logistics results and solid contribution from Coke
Strategic Actions
Implemented first phase of our business improvement
initiative cost reductions
Announced sale of the Tulsa refinery
Accessed capital markets to maintain balance sheet and
enhance liquidity
Reducing expected 2009 capital expenditures
* For reconciliation to Total Income (Loss), see Slide 4.

Income (Loss) Before Special Items*, MM$
(59)
61
559
313
59
($150)
$0
$150
$300
$450
$600
$750
1Q08 2Q08 3Q08 4Q08 1Q09
Refining & Supply (123) 32 424 182 23
Non-Refining 84 47 140 156 57
Corp. & Net Fin.
(20)             (18)             (5)              (25)             (21)
Income (Loss)
Before Special Items (59) 61 559 313 59
EPS (Diluted), Before
Special Items
(0.50) 0.52 4.78 2.68 0.50
* For reconciliation to Total Income (Loss), see Slide 4.

Earnings Profile
1Q08 2Q08 3Q08 4Q08 FY08 1Q09
Income (Loss) (MM$ after tax):
   Refining & Supply
(123)   32      424    182    515    23
   Retail Marketing
26        - 72     103    201    6
   Chemicals
18      3        19     (4)      36      (4)
   Logistics
15      21      20     29     85      30
   Coke
25      23      29     28     105    25
   Corporate Expenses
(17)     (11)     2       (20)    (46)    (11)
   Net Financing Expenses & Other
(3)       (7)       (7)      (5)      (22)    (10)
     Income(Loss) Before Special Items
(59)     61      559    313    874    59
         Special Items
    - 21      (10)    (109) (98)    (47)
    Total Income (Loss)
(59)     82      549    204    776    12
EPS (Diluted), Income (Loss)
  Before Special Items
(0.50) 0.52   4.78   2.68   7.46   0.50
EPS (Diluted), Income (Loss)
(0.50) 0.70   4.70   1.74   6.63   0.10

Refining & Supply Summary* – 1Q09
1Q09 Earnings of $23MM
Significant improvement from 1Q08
Market conditions resulted in lower production rates and a
broader mix of lower-cost feedstocks
Outlook
Market is expected to remain challenging with continued
economic weakness and additional global supply
Remain focused on optimizing our refining system to match
expected market demand
Tulsa refinery sale expected to close on June 1
* Business Unit Income after tax. For reconciliation to Total Income (Loss), see Slide 4.

Non-Refining Business Income* - 1Q09
Retail Marketing – Earnings of $6MM
Margins challenged due to periods of rising wholesale
prices and a weak demand environment
Chemicals – Loss of $4MM
Includes favorable $10MM after-tax inventory reserve
adjustment
Ongoing demand weakness due to economic conditions…
expected to continue in 2Q09
Logistics – Earnings of $30MM
Record performance of Sunoco Logistics Partners L.P.
(NYSE: SXL)… strong contango market benefit
Coke – Earnings of $25MM
1Q09 affected by lower contract coal prices and lower coke
volumes
* Business Unit Income after tax. For reconciliation to Total Income (Loss), see Slide 4.

1Q09 Cash Flow Before Debt*, MM$
(400)
(300)
(200)
(100)
-
100
200
300
Cash from
Operations
ex Working
Capital
Dividend
& Other
Cash from
Investing
Activities
Net
Working
Capital
Net Cash Draw
Before Debt
Activity
216
(254)
(139)
(381)
(189)
(15)
SXL**
Sunoco Ex-SXL = (242) net cash draw
*   For reconciliation to Consolidated Statement of Cash Flows, see Slide 19.
** Represents Sunoco Logistics Partners L.P. (NYSE: SXL) net cash draw before debt activity.

8 - 0.5 1.0 1.5 2.0 12/31/2008 3/31/2009 SXL Sunoco 1.6 1.7 1.4 1.4 0.6 Liquidity*, B$ * Includes $0.2B and $0.2B at 12/31/08 and 3/31/09 of cash and cash equivalents.

Net Debt-to-Capital Ratio, %
12/31/08 3/31/09
Sunoco (ex-SXL)* 29% 33%
SXL 53% 55%
  Consolidated** 37% 42%
Sunoco Debt     1,415       1,626
SXL Debt
       748          887
  Total Debt, MM$     2,163       2,513
37%
42%
* Proforma.
** Sunoco Revolver Covenant basis.  For calculation, see Slide 20.

Capital Program by Business Unit, MM$
2007 2008 2009
Refining & Supply 700     652     507
Retail Marketing 111     128     86
Chemicals 66       49       35
Logistics 26       27       27
Coke 17       16       35
920     872     690
Growth:*
  Logistics 94       303     120
  Coke 204     296     240
1,218   1,471   1,050
Proj
* Growth Capital includes $185MM for the Logistics MagTex acquisition in 2008.

11 Appendix

1Q09 Special Items, MM$ after tax
($34) - Accrual for employee terminations and related costs in connection with the business improvement initiative
($4) - Accrual for contract loss, employee terminations and
other exit costs relating to the shutdown of the Bayport,
TX polypropylene plant
($9) - Write-down of certain assets primarily in Refining &
Supply
($47)

Key Margin Indicators
1Q08 2Q08 3Q08 4Q08 FY08 1Q09
Refining & Supply, $/B
   Realized Northeast 3.50 7.13 15.20 9.49 8.90 6.48
   Realized MidContinent 3.21 6.80 13.41 9.60 8.38 7.34
      Realized Total R&S 3.43 7.04 14.72 9.52 8.77 6.69
Retail Marketing, cpg
   Gasoline 11.1 7.4 18.7 22.9 15.0 6.4
   Distillate 17.0 11.3 14.1 25.8 17.1 24.5
Chemicals, cpp
   Phenol and Related 9.2 7.5 10.6 11.7 9.6 6.6
   Polypropylene 12.5 11.2 14.0 10.9 12.1 8.6
      Total Chemicals 10.6 9.1 12.0 11.2 10.7 7.7
Dated Brent Crude Oil, $/B 96.90 121.38 114.78 54.91 96.99 44.40
Natural Gas, $/DT 8.75 11.48 8.95 6.41    8.90 4.48

Realized Refining Margins vs. Benchmark, $/B
* Northeast 6-3-2-1 Value-Added
Benchmark.  MidContinent 3-2-1 Benchmark.  For definitions, see Slide 24.
1Q08 2Q08 3Q08 4Q08 FY08 1Q09
Northeast Refining
Realized Margin 3.50 7.13 15.20 9.49 8.90 6.48
6-3-2-1  VA* 5.78 10.78 11.98 7.52 9.01 6.32
Differential (2.28) (3.65) 3.22 1.97 (0.11) 0.16
Actual vs. Benchmark:
Crude (2.92) (5.81) 1.20 0.93 (1.07) 0.67
Product 0.64 2.16 2.02 1.04 0.96 (0.51)
Differential (2.28) (3.65) 3.22 1.97 (0.11) 0.16
MidContinent Refining
Realized Margin 3.21 6.80 13.41 9.60 8.38 7.34
3-2-1 Benchmark* 6.12 12.02 15.51 4.29 9.49 8.08
Differential (2.91) (5.22) (2.10) 5.31 (1.11) (0.74)
Actual vs. Benchmark:
Crude (1.56) (3.01) (1.40) (2.27) (2.93) (0.41)
Product (1.35) (2.21) (0.70) 7.58 1.82 (0.33)
Differential (2.91) (5.22) (2.10) 5.31 (1.11) (0.74)

(0.93)
(0.67)
(1.20)
5.81
2.92
-4.00
-2.00
0.00
2.00
4.00
6.00
8.00
1Q08 2Q08 3Q08 4Q08 1Q09
Crude Cost vs. Dated Brent +$1.25/B
(0.51)
1.04
2.02
2.16
0.64
-1.00
-0.50
0.00
0.50
1.00
1.50
2.00
2.50
3.00
1Q08 2Q08 3Q08 4Q08 1Q09
Products vs. VA Benchmark
Refining Margins vs. Benchmarks*, $/B
Northeast System
* Northeast 6-3-2-1 Value-Added Benchmark. MidContinent 3-2-1 Benchmark. For definitions, see Slide 24.
1Q09 Comments:
Continued reduction of high-cost
premium crudes
Relatively stable prices led to limited
timing impact versus calendar-day
benchmark
1Q09 Comments:
Lower distillate margins and yields
Lower refinery chemical margins

(0.33)
7.58
(0.70)
(2.21)
(1.35)
-4.00
-2.00
0.00
2.00
4.00
6.00
8.00
10.00
1Q08 2Q08 3Q08 4Q08 1Q09
0.41
2.27
1.40
3.01
1.56
0.00
1.00
2.00
3.00
4.00
1Q08 2Q08 3Q08 4Q08 1Q09
Refining Margins vs. Benchmarks*, $/B
Products vs. Benchmark Crude Cost vs. WTI +$0.75/B
MidContinent System
* Northeast 6-3-2-1 Value-Added
Benchmark.  MidContinent 3-2-1 Benchmark.  For definitions, see Slide 24.
1Q09 Comments:
Net benefit of contango structure and
domestic crude market pricing versus
prior periods
1Q09 Comments:
Lubricant and other product
margins benefited from lag effect
related to falling crude oil prices in
4Q08… more normalized in 1Q09

Key Volume Indicators - Refining & Supply
1Q08 2Q08 3Q08 4Q08 FY08 1Q09
Refining & Supply
   Northeast:
     Crude Throughputs, MB/D 570 544 574 580 567 499
     % Capacity 87 83 88 88 87 76
     Net Prod. Available for Sale, MB/D 633 610 646 654 636 553
   MidContinent:
     Crude Throughputs, MB/D 208 222 230 206 216 170
     % Capacity 82 87 90 81 85 67
     Net Prod. Available for Sale, MB/D 215 230 238 214 224 177
   Total Refining & Supply:
     Crude Throughputs, MB/D 778 766 804 786 783 669
     % Capacity 85 84 88 86 86 74
     Net Prod. Available for Sale, MB/D 848 840 884 868 860 730
     Net Prod. Available for Sale, MMB 77 76 82 80 315 66

Key Volume Indicators – Non-Refining
1Q08 2Q08 3Q08 4Q08 FY08 1Q09
Retail Marketing
   Gasoline Sales, MM gal 1,070 1,140 1,109 1,098 4,417 1,066
   Middle Distillate Sales, MM gal
145 143 144 148 580 138
      Total Sales, MM gal 1,215 1,283 1,253 1,246 4,997 1,204
   Gasoline and Diesel Throughput 143 152 150 143 147 143
     (Company-owned or leased outlets)
     (M gal/Site/Month)

   Merchandise Sales (M$/Store/Month) 77 86 90 81 83 78
Chemicals
   Phenol and Related Sales, MM# 599 591 607 477 2,274 407
   Polypropylene Sales, MM#
569 562 531 542 2,204 514
   Other Sales, MM#
24 19 14 8 65 5
      Total, MM# 1,192 1,172 1,152 1,027 4,543 926
Coke
   Production, M tons:
      United States 613 614 693 706 2,626 682
      Brazil 388 404 408 381 1,581 280

1Q09 Cash Flow, MM$
SUN
SXL
(ex SXL)
Sunoco
Cash from Operations (ex Working Capital) 81 216 297
Working Capital (146) (254) (400)
Cash from Operations (65) (38) (103)
Cash from Investing Activities
(34) (189) (223)
Net Cash before Financing Activities
(99) (227) (326)
Dividends, Distributions & Other (18) (37) (55)
SXL Dividends to Sunoco (22) 22 -
Net Cash before Net Debt Activity (139) (242) (381)
Net Debt Activity
139 208 347
Net Decrease in Cash & Cash Equivalents
- (34) (34)
1Q09

Financial Ratios
* Represents Partners’ Capital for SXL and Shareholders’ Equity for Sunoco.
** The Net Debt / Capital ratio is used by Sunoco management in its internal financial analysis and by investors and creditors in the assessment of Sunoco’s financial position.
***   Capital excludes noncontrolling interests.
Proforma Proforma
SUN  SUN
SXL
(ex SXL)
Sunoco SXL
(ex SXL)
Sunoco
Debt 748 1,415 2,163 887 1,626 2,513
Plus: Debt Guarantees - 2 2 - 2 2
Less: Cash (2) (238) (240) (2) (204) (206)
Net Debt 746 1,179 1,925 885 1,424 2,309
Equity* 670 2,842 2,842 714 2,834 2,834
SXL Noncontrolling Interest - - 367 - - 386
Capital 1,416 4,021 5,134 1,599 4,258 5,529
Net Debt / Capital (Sunoco
Revolver Covenant Basis)** 53% 29% 37% 55% 33% 42%
Debt / Capital (GAAP Basis) *** 43% 47%
12/31/2008 3/31/2009

Refining & Supply – Products Manufactured
1Q08 2Q08 3Q08 4Q08 FY08 1Q09
Northeast
Net Production, MB/D 633.1    610.4    646.2      653.8      635.9      553.4
Gasoline 47% 49% 47% 49% 48% 50%
Middle Distillates 36% 38% 37% 35% 36% 33%
Residual Fuel 8% 8% 8% 9% 8% 10%
Petrochemicals 4% 5% 5% 4% 5% 4%
Other 10% 5% 8% 8% 8% 8%
Less Refinery Fuel -5% -5% -5% -5% -5% -5%
MidContinent
Net Production, MB/D 215.2    229.7    237.7      213.7      224.1      177.3
Gasoline 46% 42% 41% 42% 43% 46%
Middle Distillates 33% 40% 40% 40% 38% 38%
Residual Fuel 2% 2% 2% 2% 2% 3%
Petrochemicals 3% 3% 3% 2% 3% 2%
Lubricants 6% 5% 5% 5% 5% 4%
Other 15% 13% 14% 14% 14% 12%
Less Refinery Fuel -5% -5% -5% -5% -5% -5%
Total Refining & Supply
Net Production, MB/D 848.3    840.1    883.9      867.5      860.0      730.7
Gasoline 46% 47% 46% 47% 47% 49%
Middle Distillates 35% 38% 37% 36% 37% 34%
Residual Fuel 7% 6% 7% 7% 6% 8%
Petrochemicals 4% 4% 4% 4% 4% 4%
Lubricants 2% 1% 1% 1% 1% 1%
Other 11% 8% 9% 10% 10% 9%
Less Refinery Fuel -5% -4% -4% -5% -5% -5%

Refining & Supply - Gasoline and Distillate Production
1Q08 2Q08 3Q08 4Q08 FY08 1Q09
Northeast
Gasoline Production, MB/D 294.2 296.7 306.9 318.1 304.0 276.0
RFG 56% 57% 61% 58% 58% 59%
Conventional 44% 43% 39% 42% 42% 41%
Distillate Production, MB/D 228.4 229.7 236.6 228.7 230.9 182.5
On-Road Diesel Fuel 51% 56% 59% 51% 54% 45%
Heating Oil / Off-Road Diesel 31% 26% 25% 32% 28% 39%
Jet Fuel 15% 17% 14% 14% 15% 13%
Kerosene/Other 3% 1% 2% 3% 3% 3%
MidContinent
Gasoline Production, MB/D 99.3 96.8 97.9 89.4 95.9 82.2
RFG 0% 0% 0% 0% 0% 0%
Conventional 100% 100% 100% 100% 100% 100%
Distillate Production, MB/D 70.2 92.1 94.5 84.4 85.3 67.5
On-Road Diesel Fuel 23% 34% 36% 41% 34% 42%
Heating Oil / Off-Road Diesel 32% 26% 22% 23% 26% 18%
Jet Fuel 45% 40% 42% 36% 40% 40%
Kerosene/Other 0% 0% 0% 0% 0% 0%
Total Refining & Supply
Gasoline Production, MB/D 393.5 393.5 404.8 407.5 399.9 358.2
RFG 42% 43% 46% 45% 44% 45%
Conventional 58% 57% 54% 55% 56% 55%
Distillate Production, MB/D 298.6 321.8 331.1 313.1 316.2 250.0
On-Road Diesel Fuel 44% 50% 52% 48% 48% 44%
Heating Oil / Off-Road Diesel 32% 26% 24% 29% 28% 34%
Jet Fuel 22% 23% 22% 20% 22% 20%
Kerosene/Other 2% 1% 2% 3% 2% 2%

Income Tax Rate Reconciliation, MM$
3/31/2008 3/31/2009
Income tax expense (benefit) at U.S.
   statutory rate of 35% (27)           18
Reduction in income taxes resulting from:
   Income attributable to noncontrolling
   (minority) interests* (7)            (14)
   Other (6)            (5)
Income tax benefit (40)           (1)
* No income tax expense is reflected in the consolidated statements of operations for partnership income attributable to noncontrolling (minority) interests.  Effective January 1, 2009, Sunoco adopted the provisions of Statement of Financial Accounting Standards No. 160, “Noncontrolling
Interests in Consolidated Financial Statements.” Prior periods have been restated.

Sunoco Refinery Benchmark Margins
MidContinent 3-2-1 Benchmark
3 WTI Crude: NYMEX futures L1 Close + $0.75 for transportation
2 Unleaded Regular Gasoline: Chicago Pipeline Platt’s Low
1 No. 2 Low Sulfur (Low Sulfur Diesel): Fuel Oil Chicago Pipeline Platt’s Low
Northeast 6-3-2-1 Value-Added Benchmark
6 Dated Brent Crude: Platt’s Mid + $1.25 for transportation
3 Gasoline: 50% Unleaded RBOB NY Harbor Barge Platt's Low
50% Unleaded Regular Gasoline NY Harbor Barge Platt's Low
2 Distillate: 55% ULSD/LSD NY Harbor Barge Platt's Low
20% Jet/Kero NY Harbor Barge Platt's Low
25% No.2 Fuel Oil NY Harbor Barge Platt's Low
1 No. 6 0.3% Sulfur High Pour Resid: NY Harbor Barge Platt’s Low
1Q08 2Q08 3Q08 4Q08 FY08 1Q09
Northeast Refining:
6-3-2-1 Value-Added
Benchmark
5.78 10.78 11.98 7.52 9.01 6.32
1Q08 2Q08 3Q08 4Q08 FY08 1Q09
MidContinent Refining:
3-2-1 Benchmark
6.12 12.02 15.51 4.29 9.49 8.08

25 For More Information Media releases and SEC filings are available on our website at www.SunocoInc.com Contact for more information: Bill Diebold (215) 977-6764

Safe Harbor Statement
This slide presentation should be reviewed in conjunction with Sunoco’s First Quarter 2009 earnings conference call held on May 7, 2009 at 3:00 p.m. ET.  You may listen to the audio portion of the conference call on the website or an audio recording will be available after the call’s completion by calling 1-800-642-1687 and entering conference
ID#93982072.
Statements in this presentation that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange
Act of 1934. These forward-looking statements are based upon assumptions by Sunoco concerning future conditions, any or all of which ultimately may prove to be inaccurate, and upon the current knowledge, beliefs and expectations of Sunoco management. These forward-looking statements are not guarantees of future performance.
Forward-looking statements are inherently uncertain and involve significant risks and uncertainties that could cause actual results to differ materially from those described during this presentation. Such risks and uncertainties include economic, business, competitive and/or regulatory factors affecting Sunoco's business, as well as uncertainties related to the outcomes of pending or future litigation. In accordance with the safe harbor provisions of the Private
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any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable
GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at
www.SunocoInc.com.